EXHIBIT 23(B)


                                 CONSENT OF ENGINEER




          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates, dated January 31 and 9, 1997, which appear in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.



                                   RALPH E. DAVIS ASSOCIATES, INC.

                                   /s/ Joseph Mustacchia Jr.
                                       Executive Vice-President



     Houston, Texas
     May 27, 1997